Exhibit 10.134

SUPPLEMENTAL AGREEMENT TO
AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

This SUPPLEMENTAL AGREEMENT TO AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of August 9, 2010 (this “Agreement”), is made among World Financial Network National Bank, a national banking association located in Wilmington, Delaware (the “Resultant Bank”), WFN Credit Company, LLC (“WFN Credit”), and Union Bank, N.A. (“Union Bank”), formerly known as Union Bank of California, N.A., successor to JPMorgan Chase Bank, N.A., as Trustee of World Financial Network Credit Card Master Trust III, to the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, among World Financial Network National Bank, a national banking association located in Columbus, Ohio (“Ohio Bank”), as Servicer, WFN Credit, as Transferor and Union Bank, as Trustee (as amended and restated as of September 28, 2001, and as amended as of April 7, 2004, March 23, 2005, October 26, 2007 and March 30, 2010, and modified by a Trust Combination Agreement, dated as of April 26, 2005, and as further amended from time to time, the “Pooling Agreement”).  Capitalized terms used and not otherwise defined in this Agreement are used as defined in the Pooling Agreement.

WHEREAS, pursuant to an Agreement to Merge, dated July 19, 2010, between Ohio Bank and WFNNB Interim National Bank, a national banking association located in Wilmington, Delaware (“Delaware Bank”), Ohio Bank will merge with and into Delaware Bank, and the resulting association will be the Resultant Bank (such transactions, the “Merger”); and

WHEREAS, the Resultant Bank desires to assume the performance of the covenants and obligations of the Servicer under the Pooling Agreement as of the effective time of the Merger (the “Effective Time”);

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.  Assumption of Obligations.  Effective as of the Effective Time, the Resultant Bank assumes the performance of every covenant and obligation of the Servicer under the Pooling Agreement.

SECTION 2.Conditions to Effectiveness.  This Agreement shall become effective at the Effective Time; provided that the following conditions have been satisfied:

(a)  counterparts of this Agreement have been duly executed by each of the parties to this Agreement, and

(b)  each of the conditions precedent described in Section 8.2(a) of the Pooling Agreement has been satisfied.

SECTION 3.  Effect of Agreement; Ratification. i) On and after the Effective Time, this Agreement shall be a part of the Pooling Agreement and each reference in the Pooling Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Pooling Agreement shall mean and be a reference to the Pooling Agreement as supplemented hereby.

Supplemental Agreement to Pooling Agreement
(Trust III)

(b)           Except as expressly amended hereby, the Pooling Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 5.  Section Headings.  Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.

SECTION 6.  Counterparts.  This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7.  Trustee Disclaimer.  Trustee shall not be responsible for the validity or sufficiency of this Agreement, nor for the recitals contained herein.

[Signature Page Follows]

Supplemental Agreement to Pooling Agreement
(Trust III)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK NATIONAL BANK

By:	/s/ John J. Coane
Name: John J. Coane
Title: Vice President and CFO

WFN CREDIT COMPANY, LLC

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

UNION BANK, N.A., as Trustee

By:	/s/ Eva Aryeetey
Name: Eva Aryeetey
Title: Vice President

Supplemental Agreement to Pooling Agreement
(Trust III)